MS P5 12/23

FRANKLIN MUTUAL SERIES FUNDS

SUPPLEMENT DATED DECEMBER 15, 2023

TO THE PROSPECTUS DATED MAY 1, 2023, OF

FRANKLIN MUTUAL FINANCIAL SERVICES FUND (A SERIES OF FRANKLIN MUTUAL SERIES FUNDS)

The Board of Trustees of Franklin Mutual Series Funds recently approved a proposal to reorganize the Franklin Mutual Financial Services Fund (the “Fund”) with and into the Franklin Mutual Global Discovery Fund, each a series of Franklin Mutual Series Funds.

It is anticipated that in the first quarter of 2024, shareholders of the Fund will receive a proxy card and a Combined Prospectus/Proxy Statement requesting their votes on the reorganization. If approved by the Fund’s shareholders, the transaction is currently expected to be completed on or about April 26, 2024, but may be delayed if unforeseen circumstances arise.

Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on or about January 29, 2024, the Fund will be closed to all new investors except as noted below. Existing investors who had an open and funded account on January 29, 2024 can continue to invest in the Fund through exchanges and additional purchases after such date. The following categories of investors may continue to open new accounts in the Fund after the close of market on January 29, 2024: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on January 29, 2024; and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on January 29, 2024. The Fund will not accept any additional purchases or exchanges after the close of market on or about April 24, 2024. The Fund reserves the right to change this policy at any time.

Please retain this supplement for future reference